UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2019

 SELLAS Life Sciences Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 West 38th Street, 10th Floor

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 438-4353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLS	The Nasdaq Capital Market

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 8, 2019, SELLAS Life Sciences Group, Inc. (the “Company”) entered into a series of Investor Agreements (each, an “Agreement” and collectively, the “Agreements”) with certain purchasers of securities (each an “Investor”) in connection with the Company’s underwritten public offering consummated on June 18, 2019 (the “Offering”). In connection with the Agreements, the parties thereto agreed to, among other things, (i) amend the expiration date of those certain leak-out agreements previously entered into with certain Investors in connection with the Offering from August 2, 2019 until August 15, 2019, (ii) amend the warrants issued to such Investors in connection with the Offering such that they shall become cashlessly exercisable pursuant to terms thereof on July 10, 2019 (the “Warrant Amendment”), and (iii) amend the warrant agreement entered into with Computershare on June 18, 2019 (the “Warrant Agreement”) to reflect the terms of the Warrant Amendment. Pursuant to the Agreements, the Investors have also agreed to vote their shares of the Company’s common stock held on the applicable record date in favor of one or more future proposals that the Company expects to ask its stockholders to approve in connection with a contemplated reverse stock split of the Company’s common stock, at a ratio to be determined in the future by the Company’s board of directors.

In addition, on July 8, 2019, the Company entered into an amendment to the Warrant Agreement with Computershare, Inc. and Computershare Trust Company N.A. (together, “Computershare”) to reflect the terms of the Warrant Amendment with respect to the adjustment of the cashless exercise period as discussed above (the “Warrant Agreement Amendment”).

The form of Agreement is filed as Exhibit 10.1 and the form of the Warrant Agreement Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the description of the terms of the Agreement and the Warrant Agreement Amendment are qualified in their entirety by reference to such exhibits.

Item 3.03	Material Modifications to Rights of Security Holders.

The information contained above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description
10.1	Form of Investor Agreement
10.2	Amendment to Warrant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date: July 9, 2019	By:	/s/ Barbara A. Wood
		Name:	Barbara A. Wood
		Title:	Executive Vice President, General Counsel